Exhibit 10.01

Execution Version

SECOND AMENDMENT

TO

5-YEAR REVOLVING CREDIT AGREEMENT

dated as of

March 7, 2011

among

NUSTAR LOGISTICS, L.P.,

as Borrower,

NUSTAR ENERGY L.P.,

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT (this “Second Amendment”) dated as of March 7, 2011, is among NUSTAR LOGISTICS, L.P., a Delaware limited partnership (the “Borrower”); NUSTAR ENERGY L.P., a Delaware limited partnership (the “MLP”); NUSTAR PIPELINE OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the “Subsidiary Guarantor” and, together with the Borrower and the MLP, the “Obligors”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A. The Borrower, the MLP, the Administrative Agent and the Lenders are parties to that certain 5-Year Revolving Credit Agreement dated as of December 10, 2007, as amended by that First Amendment to 5-Year Revolving Credit Agreement dated as of August 18, 2010 (the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.

B. The Subsidiary Guarantor is a party to that certain Subsidiary Guaranty Agreement dated as of December 10, 2007 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Subsidiary Guaranty”).

C. The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

D. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections and Articles in this Second Amendment refer to Sections and Articles of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.01.

(a) The definition of “Issuing Bank” is hereby amended in its entirety to read as follows:

“Issuing Bank” means each of JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, SunTrust Bank, and any other Lender that agrees to act as an Issuing Bank hereunder with the consent of the Administrative Agent and the Borrower, such consent not to be unreasonably withheld, in each case, in its capacity as an issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.06(i). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

(b) The definition of “Consolidated Debt Coverage Ratio” is hereby amended in its entirety to read as follows:

“Consolidated Debt Coverage Ratio” means, for any day, the ratio of (a) all Indebtedness of the MLP and its Restricted Subsidiaries (excluding (i) the principal amount of Hybrid Equity Securities in an aggregate amount not to exceed 15% of Total Capitalization and (ii) the Excluded Go-Zone Bond Proceeds in an aggregate amount not to exceed $350,000,000 and the corresponding portion of any outstanding letters of credit providing credit support therefor), on a consolidated basis, as of the last day of the then most recent Rolling Period over (b) Consolidated EBITDA for such Rolling Period.

(c) The following definition is hereby added where alphabetically appropriate to read as follows:

“Go-Zone Bond” means any bond issued pursuant to a Go-Zone Bond Indenture.

(d) The following definition is hereby added where alphabetically appropriate to read as follows:

“Go-Zone Bond Indentures” means, collectively: (a) the Indenture of Trust dated as of July 1, 2010 between Parish of St. James, State of Louisiana and U.S. Bank National Association, as Trustee; (b) the Indenture of Trust dated as of October 1, 2010 between Parish of St. James, State of Louisiana and U.S. Bank National Association, as Trustee; (c) the Indenture of Trust dated as of December 1, 2010 between Parish of St. James, State of Louisiana and U.S. Bank National Association, as Trustee; and (d) any other indenture of trust on the same or substantially the same terms as those contained in the indentures described in the foregoing clauses (a) through (c), provided that the Go-Zone Bonds issued thereunder are for the purpose of financing the acquisition or construction of nonresidential real property to be located in the geographical limits of the Gulf Opportunity Zone as provided in the Gulf Opportunity Zone Act of 2005.

(e) The following definition is hereby added where alphabetically appropriate to read as follows:

“Excluded Go-Zone Bond Proceeds” means, at any time, an amount equal to the net proceeds from the issuance of Go-Zone Bonds to the extent such proceeds are held at such time in one or more “Project Funds” (as such term is defined in the applicable Go-Zone Bond Indenture).

2.2 Amendment to Section 2.06(a). The first sentence of Section 2.06(a) is hereby amended to read as follows:

“Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit denominated in Dollars or Euros for its own account or for the account of any of its Restricted Subsidiaries, from any Issuing Bank, in a form reasonably acceptable to the Administrative Agent and such Issuing Bank, at any time and from time to time during the Availability Period.”

2.3 Amendment to Section 2.06(b). The last sentence of Section 2.06(b) is hereby amended to read as follows:

“A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, the Dollar Equivalent (determined on the date a request for the issuance, amendment, renewal or extension of such Letter of Credit is delivered pursuant to this Section 2.06(b)) of (i) the total LC Exposure shall not exceed $500,000,000, (ii) the LC Exposure of JPMorgan Chase Bank, N.A. shall not exceed $300,000,000, (iii) the LC Exposure of SunTrust Bank shall not exceed $250,000,000, (iv) the LC Exposure of Wells Fargo Bank, National Association shall not exceed $200,000,000, (v) the LC Exposure of any other Issuing Bank shall not exceed the amount agreed to by such Issuing Bank, either in the aggregate or individually, with respect to one or more Letters of Credit (vi) the sum of the total Revolving Credit Exposures in Euros shall not exceed the Euro Sublimit, (vii) the total LC Exposure in Euros shall not exceed $25,000,000 and (viii) the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans shall not exceed the total Commitments.”

Section 3. Conditions Precedent. This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02 of the Credit Agreement) (the “Effective Date”):

3.1 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Second Amendment on or prior to the Effective Date.

3.2 The Administrative Agent shall have received from the Required Lenders, each Issuing Bank, the Borrower, the MLP and the Subsidiary Guarantor, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Persons.

3.3 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.4 No Default shall have occurred and be continuing, after giving effect to the terms of this Second Amendment.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby: (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Effective Date each reference to the Credit Agreement in the Subsidiary Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Second Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

4.3 Loan Document. This Second Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.4 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5 NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

NUSTAR LOGISTICS, L.P.

By:	NuStar GP, Inc., its General Partner

	By:	/s/ Steven A. Blank
Steven A. Blank
Senior Vice President, Chief Financial Officer and Treasurer

NUSTAR ENERGY L.P.

By:	Riverwalk Logistics, L.P., its General Partner

By:	NuStar GP, LLC, its General Partner

	By:	/s/ Steven A. Blank
Steven A. Blank
Senior Vice President, Chief Financial Officer and Treasurer

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.

By:	NUSTAR PIPELINE COMPANY, LLC, its General Partner

	By:	/s/ Steven A. Blank
Steven A. Blank
Senior Vice President, Chief Financial Officer and Treasurer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent and an Issuing Bank

By	/s/ Muhammad Hasan
Name: Muhammad Hasan
Title: Vice President

SUNTRUST BANK, individually and as Syndication Agent and an Issuing Bank

By	/s/ Carmen Malizia
Name: Carmen Malizia
Title: Vice President

BARCLAYS BANK PLC, individually and as Co-Documentation Agent

By	/s/ May Huang
Name: May Huang
Title: Assistant Vice President

MIZUHO CORPORATE BANK LTD., individually and as Co-Documentation Agent

By:	/s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

BANK OF AMERICA, N.A.

By:	/s/ William W. Stevenson
Name: William W. Stevenson
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Laurence J. Bressler
Name: Laurence J. Bressler
Title: Managing Director

BNP PARIBAS

By:	/s/ Andrew Ostrov
Name: Andrew Ostrov
Title: Director

By:	/s/ Larry Robinson
Name: Larry Robinson
Title: Director

CITIBANK, N.A.

By:	/s/ Todd Mogil
Name: Todd Mogil
Title: Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Alain Daoust
Name: Alain Daoust
Title: Director

By:	/s/ Rahul Parmar
Name: Rahul Parmar
Title: Associate

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Philippe Sandmeier
Name: Philippe Sandmeier
Title: Managing Director

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

MORGAN STANLEY BANK, N.A.

By:	/s/ John Durland
Name: John Durland
Title: Authorized Signatory

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Masakazu Hasegawa
Name: Masakazu Hasegawa
Title: General Manager

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

WELLS FARGO BANK, NATIONAL
ASSOCIATION, individually and as an Issuing Bank

By:	/s/ Leanne S. Phillips
Name: Leanne S. Phillips
Title: Director

GOLDMAN SACHS BANK USA

By:	/s/ Lauren Day
Name: Lauren Day
Title: Authorized Signatory

Bayerische Landesbank, acting through its New York Branch

By:	/s/ Rolf Siebert
Name: Rolf Siebert
Title: Senior Vice President

By	/s/ Matthew DeCarlo
Name: Matthew DeCarlo
Title: First Vice President

THE ROYAL BANK OF SCOTLAND plc

By:	/s/ Brian D. Williams
Name: Brian D. Williams
Title: Vice President

COMPASS BANK

By:
Name:
Title:

THE FROST NATIONAL BANK

By:	/s/ Sarah Cernosek
Name: Sarah Cernosek
Title: Vice President

CHANG HWA COMMERCIAL BANK LIMITED

By:	/s/ Eric Y.S. Tsai
Name: Eric Y.S. Tsai
Title: V.P. & General Manager

FIRST COMMERCIAL BANK LTD.

By:	/s/ Jason Lee
Name: Jason Lee
Title: VP & General Manager

SCOTIABANC INC.

By:	/s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

WOODLANDS COMMERCIAL BANK

By:
Name:
Title: